UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 6, 2023

DMK PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

Adamis Pharmaceuticals Corporation

(Former name or Former Address, if Changed Since Last Report)

___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DMK	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective September 6, 2023, Adamis Pharmaceuticals Corporation (the “Company”) changed its corporate name to DMK Pharmaceuticals Corporation (the “Name Change”) pursuant to a certificate of amendment to the Company’s restated certificate of incorporation (the “Charter Amendment”) filed with the Secretary of State of Delaware.  On the effective date of the Name Change the Company also amended and restated its Amended and Restated Bylaws (the “Amended and Restated Bylaws”), to reflect the Name Change. Pursuant to Delaware law, a stockholder vote was not necessary to effectuate the Name Change, and the Name Change does not affect the rights of the Company’s stockholders.  Other than the Name Change, the Company did not make any changes to its certificate of incorporation or Amended and Restated Bylaws.

 The Company’s common stock will begin trading under the new ticker symbol “DMK” on The Nasdaq Capital Market on or about September 8, 2023. Except as described in the preceding sentence, the Name Change does not affect the Company’s trading symbol, its CUSIP, nor the rights of its security holders, creditors, customers or suppliers.

Copies of the Charter Amendment and the Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, with this Current Report on Form 8-K and are incorporated herein by reference. On September 7, 2023, the Company issued a press release regarding the Name Change. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of Adamis Pharmaceuticals Corporation
3.2	Amended and Restated Bylaws of DMK Pharmaceuticals Corporation.
99.1	Press release dated September 7, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: September 7, 2023	By:	/s/ David J. Marguglio
	Name:	David J. Marguglio
	Title:	President